UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2009

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization	Commission File Number	(I.R.S. Employer Identification No.)

16701 Greenspoint Park Drive
Suite 200
Houston, TX		77060
(Address of principal executive offices)		(Zip Code)

281-408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                         Other Events.

The consolidated balance sheet of Eagle Rock Energy GP, L.P. (“Eagle Rock GP”) as of December 31, 2008 and related notes are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The notes include references to Cawley, Gillespie & Associates, Inc. as independent petroleum engineers and to K. E. Andrews & Company as a third-party valuation specialist.  Eagle Rock GP is the general partner of Eagle Rock Energy Partners, L.P.

Item 9.01.                         Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Cawley, Gillespie & Associates, Inc.
23.3	Consent of K.E. Andrew & Company
99.1	Consolidated Balance Sheet of Eagle Rock Energy GP, L.P. as of December 31, 2008 and related notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P., its general partner

	By:	Eagle Rock Energy G&P, LLC, its general partner

Date: April 3, 2009	By:	/s/ Jeffrey P. Wood
	Name:	Jeffrey P. Wood
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Cawley, Gillespie & Associates, Inc.
23.3	Consent of K.E. Andrew & Company
99.1	Consolidated Balance Sheet of Eagle Rock Energy GP, L.P. as of December 31, 2008 and related notes